November 2015 Exhibit 99.2

Forward-Looking Statements Safe Harbor All forward-looking statements made or referred to in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, expectations and projections about future business developments, opportunities, financial guidance, prospects, and outlook, are not guarantees of future performance or events but are based upon current assumptions and subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent SEC filings including reports on Form 8-K and Form 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof and are subject to change, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

POWR Q3 DG Y-o-Y revenue growth >900 employees Focused on Operational Excellence Strong balance sheet $375 million Trailing 12 month revenues Headquarters: Wake Forest, NC $447 million Revenue backlog 3rd Quarter: 65% Y-o-Y revenue growth to $107.0 M Who We Are 91%

Building and Growing our Business Revenue in Millions

Strong Q3 Continues 2015 Operational Execution Revenues of $107.0 million(+64.5% y-o-y) Distributed Generation + 91.3% y-o-y(>50% Q3 DG revenues from Data Centers) Gross margin of 25.1% (DG: 35.4%, UI: 16.3%, EE: 36.4%) GAAP EPS of $0.09 (DG & EE account for 91% of YTD seg OI) Record non-solar backlog of $274 million(Tot backlog of $447 million) $26.2 million in cash, $19.0 million in term debt and capital leases, nothing drawn on expanded $40 million revolving credit facility Operating margin expanding (Doubles sequentially, +420 bps y-o-y)

PowerSecure Solutions Across the Grid Generation Step-Up Substation Step-Down Substation Transmission Distribution Solar Energy Efficiency Products/Services Utility Infrastructure Solutions Utilities and Their Large Customers Distributed Generation Systems Utility Infrastructure Distributed Generation Energy Efficiency Distributed Generation Consumption

DG Peak Shaving Slide PowerSecure Distributed Generation: Differentiated Solution=Superior Reliability & ROI PowerControl 24/7/365 Command Center monitors all key components, utility grid dynamics and every unit operation >1500 units deployed nationwide Proprietary internet-based monitoring, dispatch and control “No Pain” demand response Industry-leading reliability Utility tariff and interconnect experts

DG: PowerSecure Manages > 1GW Nationwide Purchased for $13M in October 2014 Proprietary PowerBlock solution drivers higher ROI for customers 70% bi-fuel capability delivers environmental & economic benefits 18-24 month sales cycle Hospital and data center growth drivers with focused sales teams

PowerSecure Delivers: Reliability, Flexibility & Full Scope for Data Centers Industry-leading reliability gaining attention from large potential customers Full turnkey electrical infrastructure, design, implementation and commissioning to data center owners October 2014 acquisition ($13 M) of established market leader speeds access to key data center decision makers

Data Centers = Growing % of DG Revenues 2012-2013: Primarily switchgear 2014: Switchgear + infrastructure 2015 Switchgear + infrastructure + backup power 80% y-o-y DG revenue growth in 1st nine months of 2015 Increased capacity and new testing facilities at DG manufacturing facility 2012 = 2% 2014 = 5% 2013 = 5% 2015 = 42% * FY 2015 Projected

Investing for Growth: Before

Investing for Growth: After

Energy Efficiency Services: ESCO’s, Utilities and Retailers Lighting, mechanical, water and building envelope solutions deliver savings to customers Adds value for customers bidding federal performance contracts Full scope from audit/engineering through implementation/commissioning and verification Opens new customer channels: DG and LED 53% y-o-y YTD revenue growth in 2015

Energy Efficiency: LED Solutions Department store/high-end retail lighting Proprietary technology provides: superior light output, thermal management, optics, aesthetics Utility lighting Utilities/municipalities: millions of potential endpoints Energy/maintenance savings drive payback Grocery, drug, and convenience stores Best-in-class lights for cold cases Solais acquisition (April 2013, $15 M) added substantial efficiencies to manufacturing Gross margins have expanded >10pp

Utility Infrastructure: Direct Service to our Customers Full turnkey electrical infrastructure, design, implementation & commissioning to data center owners T&D maintenance and construction Substation products and services Advanced metering and lighting installation Storm repair and restoration Utility engineering and design Regulatory consulting and rate design Cyber security/NERC-CIP compliance consulting services

Solar: Positioned to Serve Utilities Now and Post-2017 Purchased solar business for $4M in June 2012 Accretive to net income & EPS In-house turnkey EPC capability Focused on large utility opportunities Strategic offering integrated into microgrid solutions

2016 Focus Areas: Relentless pursuit of operational excellence in everything we do Expand our operating margins to drive EPS in 2016 and beyond Grow pipeline of opportunities for 2016 and convert them to backlog

Building and Growing our Business Revenue in Millions